Supplement to the
Fidelity Advisor Focus Funds®
Class A, Class M, Class C, Class I, and Class Z
September 28, 2024
Prospectus

Effective November 11, 2024, the following information replaces similar information for Fidelity Advisor® Energy Fund found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Maurice FitzMaurice (Co-Portfolio Manager) has managed the fund since 2020.
Kristen Dougherty (Co-Portfolio Manager) has managed the fund since 2024.
Effective November 11, 2024, the following information replaces the biographical information for Fidelity Advisor® Energy Fund found in the "Fund Management" section under the "Portfolio Manager(s)" heading.
Kristen Dougherty is Co-Portfolio Manager of Fidelity Advisor® Energy Portfolio, which she has managed since 2024. She also manages other funds. Since joining Fidelity Investments in 2012, Ms. Dougherty has worked as a research analyst and portfolio manager.
Maurice FitzMaurice is Co-Portfolio Manager of Fidelity Advisor® Energy Fund, which he has managed since 2020. He also manages other funds. Since joining Fidelity Investments in 1998, Mr. FitzMaurice has worked as a research analyst and portfolio manager.
AFOC-PSTK-1124-222 1.480125.222	November 8, 2024